EXHIBIT 10.45

                            STANDARD INDUSTRIAL LEASE


1. PARTIES. This Lease, dated, for reference purposes only, January 6, 2000 between William K. Vogel (herein called "Lessor") and American Top Real Estate Co., Inc. and Diamond Entertainment (herein called "Lessee").

2. PREMISES. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all the conditions set forth herein, that certain real property situated in the county of Los Angeles State of California, commonly known as 800 Tucker Lane, City of Industry, CA 91789 and described as an Industrial Unit of approximately 20,097 square feet Said real property including the land and all improvements thereon, is herein called "the Premises".

3.   TERM.

     3.1 Term. The term of this lease shall be for three years commencing on February 1, 2000 and ending on January 31, 2003 unless sooner terminated pursuant to any provision hereof.

     3.2 Delay in Commencement. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of lessee hereunder or extend the term hereof, but in such case Lessee shall not be obligated to pay rent until possession of the premises tendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the Premises within ninety (90) days from said commencement date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) day thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4. RENT. Lessee shall pay Lessor as rent for the Premises, in advance, on the first day of each month of the term hereof, according to the following schedule: $10,500.00 per month for the period of 02/01/2000 through 01/31/2003. Lessee shall pay Lessor upon the execution hereof $10,500.00 as rent for February 2000.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof $21,000.00 as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default, or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefore deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises.

6.   USE.

     6.1 Use. The Premises shall be used and occupied only for Warehousing of Video Tapes/Toys & general merchandise for purpose of sale to include loading and packaging products/& administrative and marketing activities.

     6.2 Compliance with law. Lessee shall, at Lessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders and requirements in effect during the term or any part of the term hereof regulating the use by Lessee of the premises. Lessee shall not use of the premises in any manner that will tend to create waste or nuisance or, it there shall be more than one tenant of the building containing the Premises, which shall lend to disturb such other tenants.

     6.3 Condition of Premises. Lessee hereby accepts the Premises in their condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and the state laws, ordinances and regulations governing and regulating the use of the Premises, and accepts this Lease subject thereto and all matters disclosed thereby and by exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the suitability of the Premises for the conduct of Lessee's business. Lessor to repair chain link fence in rear of premise.

7.   MAINTENANCE, REPAIRS AND ALTERATIONS

     7.1 Lessor's Obligations. Subject to the provisions of Article 9 and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's agents, employees, or invites. Lessor, at Lessor's expense, shall keep in good order, condition and repair the foundations, exterior walls and the exterior roof of the Premises. Lessor shall not, however, be obligated to paint such exterior, nor shall Lessor be required to maintain the interior surface of exterior walls, windows, doors or plate glass. Lessor shall have no obligation to make repairs under this paragraph 7.1 until a reasonable time after receipt of written notice of the need to such repairs. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this lease because of Lessor's failure to keep the Premises in good order, condition and repair.

     7.2  Lessee's Obligations.

          (a) Subject to the provisions of Paragraph 9 and Paragraph 7.1, Lessee, at Lessee's expense, shall keep in good order, condition and repair the Premises and every part thereof (regardless of whether the damaged portion of the Premises or the means of repairing the same are accessible to Lessee), including without limiting the generality of the foregoing, all plumbing, heating, air conditioning, ventilating, electrical and lighting facilities and equipment within the Premises, fixtures, interior surface of exterior walls, ceiling , windows, doors, plate glass, and skylights located within the Premises and all sidewalks, landscaping, driveways, parking lots, fences and signs located in the areas which are adjacent to and included with the Premises.

          (b) If Lessee fails to perform Lessee's obligations under the paragraph 7.2, Lessor may at Lessor's option enter upon the Premises after 10 days prior written notice to Lessee, and put the same in good order, condition and repair, and the cost thereof together with interest thereon at the rate of 10% per Annum shall be due and payable as additional rent to Lessor together with Lessee's next rental installment.

          (c) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, broom clean, ordinary wear and tear excepted. Lessee shall repair any damage to the Premises occasioned by the removal of it's trade fixtures, furnishings and equipment pursuant to paragraph 7.3(c), which repair shall include the patching and filling of holes and repair of structural damage.

     7.3  ALTERATIONS AND ADDITIONS

          (a) Lessee shall not, without Lessor's prior written consent, make any alterations, improvements, additions, or utility installations in, on or about the premises, except for non-structural alterations not exceeding $2,000 in cost. As used in this Paragraph 7.3, the term "utility installations" shall include bus ducting, power panels, fluorescent fixtures, space heaters, conduits and wiring. As a condition to giving such consent, Lessor may require that Lessee agree to remove any such alterations, improvements, additions or utility installations at the expiration of the term, and to restore the Premises to the prior condition. As a further condition to giving such consent, Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanics and materialmen's liens and to insure completion of the work.

          (b) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for lessee at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premesis and Lessor shall have the right to post notices of non-responsibility in or on the Premisis as provided by law.

          (c)  Unless Lessor requires their removal, as set forth in Paragraph
               7.3 (a), all alterations, improvements, additions and utility installations (whether or not such utility installations constitute trade fixtures of Lessee), which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph 7.3(c), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 7.2(c).

          (d) Any alterations, Improvements, additions or Utility installations in, or about the premises that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent shall be deemed conditioned upon lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

8.   INSURANCE; INDEMNITY.

     8.1 Insurance. Lessee shall, at Lessee's Expense, obtain and keep in force during the term of this Lease a policy of Combines Single Limit Bodily Injury and Property Damage Insurance insuring Lessee and Lessor against liability arising out of the use, occupancy or maintenance of the premises and all other areas appurtenant thereto. Such insurance shall be in an amount of not less than $1,000,000 per occurrence. The policy shall insure performance by Lessee of the indemnity provisions of this Paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder. If Lessee shall fail to procure and maintain said insurance, Lessor may, but shall not be required to, procure and maintain the same, but at the expense of Lessee.

     8.2 Property Insurance. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, in the amount of the full replacement value thereof, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk). Lessee shall pay during the term hereof, in addition to rent, the amount of any increase in premiums for the insurance required under this Paragraph 8.2 over and above such premiums paid by Lessor during the first full year of the term of this Lease in which Lessor shall have maintained the insurance required under this Paragraph 8.2, whether such premiums increase shall be the result of the nature of Lessee's occupancy, any act or omission of Lessee, requirements of the holder of a mortgage or deed of trust covering the Premises, or increased valuation of the Premises. Lessee shall pay any such premium increases to Lessor within 30 days after receipt by Lessee of a copy of the premium statement or other satisfactory evidence of the amount due. If the insurance policies maintained hereunder cover over improvements in addition to the Premises, Lessor shall also deliver to Lessee a statement of the amount of such increase attributable to the Premises and showing in reasonable detail the manner in which such amount was computed. If the term of this Lease shall not expire concurrently with the expiration of the period covered by such insurance, Lessee's liability for premium increases shall be prorated on an annual basis.

     8.3 Insurance Policies. Insurance required hereunder shall be in companies rated AAA or better in "Best's Insurance Guide". Lessee shall deliver to Lessor copies of policies of liability insurance required under Paragraph 8.1 or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Lessor. No such policy shall be cancelable or subject to reduction of coverage or other modification except after ten (10) days' prior written notice to Lessor. Lessee shall, within ten (10) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable upon demand. Lessee shall not do or permit to be done anything which shall indicate the insurance policies referred to in paragraph 8.2.

     8.4 Waiver of Subrogation. Lessee and Lessor each hereby waives any and all rights of recovery against the other, or against the officers, employees, agents and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control, where such loss or damage is insured against under any insurance policy in force at the time of such loss or damage. Lessee and Lessor shall upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in the Lease.

     8.5 Indemnity. Lessee shall indemnity and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnity and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligations on Lessee's part to be performed under the terms of this lease, or arising from any negligence of the Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

     8.6 Exemption of Lessor from Liability. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invites, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the premises are located

9.   DAMAGE OR DESTRUCTION.

     9.1 Partial Damage -Insured. Subject to the provisions of Paragraph 9.4, if the Premises are damaged and such damage was caused by a casualty covered under an insurance policy required to be maintained pursuant to Paragraph 8.2, Lessor shall at Lessor's expense repair such damage as soon as reasonably possible and this lease shall continue in full force and effect.

     9.2 Partial Damage -Uninsured. Subject to the provisions of Paragraph 9.4, if at any time during the term hereof the Premises are damaged, except by a negligent or willful act of Lessee, and such damage was caused by a casualty not covered under an insurance policy required to be maintained by lessor pursuant to Paragraph8.2, Lessor may at Lessor's option either (I) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (II) give written notice to Lessee within thirty
          (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to Lessor of Lessee's intention to repair such damage at lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

     9.3 Total Destruction. If at any time during the term hereof the Premises are totally destroyed from any cause whether or not covered by the insurance required to be maintained by Lessor pursuant to Paragraph
          8.2 (including any total destruction required by any authorized public authority) this Lease shall automatically terminate as of the date of such total destruction.

     9.4 Damage Near End of Term. If the Premises are partially destroyed or damaged during the last six months of the term of this Lease, Lessor may at Lessor's option cancel and terminate this lease as of the date of the occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

     9.5  Abatement of Rent; Lessee's Remedies

     (a) If the Premises are partially destroyed or damaged and Lessor or Lessee repairs or restores them pursuant to the provisions of this Article, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair of restoration.

     (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this paragraph 9 and shall not commence such repair or restoration within 90 days after such obligations shall accrue, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice. Any abatement in rent shall be computed as provided in Paragraph 9.5(a).

     9.6 Termination-Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to lessee so much of Lessee's security deposit as has not therefore been applied by Lessor.

10.  REAL PROPERTY TAXES.

     10.1 Payment of Tax Increase. Lessor shall pay all real property taxes applicable to the Premises; provided, however, that Lessee shall pay, in addition to rent, the amount, if any, by which real property taxes applicable to the Premises increase over the fiscal tax year 1999/2000. Such payment shall be made by Lessee within thirty (30) days after receipt of Lessor's written statement setting forth the amount of such increase and the reasonable computation thereof. If the term of this Lease shall not expire concurrently with the expiration of the tax fiscal year, Lessee's liability for increased taxes for the last partial Lease year shall be prorated on an annual basis.

     10.2 Definition of "Real Property" Tax. As used herein, the term "real property tax" shall include any form of assessment, license fee, commercial rental tax, levy, penalty, or tax (other than inheritance or estate taxes), imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, or as against Lessor's business of leasing the Premises.

     10.3 Joint Assessment. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.4 Personal Property Taxes.

          (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, Furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

          (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributed to Lessee within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises.

12.  ASSIGNMENT AND SUBLETTING.

     12.1 Lessor's Consent Required. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in this lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease.


     12.2 No Release of Lessee. Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting.

     12.3 Attorney's Fees. In the event that Lessor shall consent to sublease or assignment under paragraph 12.1, Lessee shall pay Lessor's reasonable attorneys' fees no to exceed $250.00 incurred in connection with giving such consent.

     12.4 Lessor's Election. Lessee's request for consent to any transfer described in Paragraph 12.1 above shall be accompanied by a written statement setting forth the details of the proposed transfer, including the name, business and financial condition of the prospective transferee, financial details of the proposed transfer (e.g., the term of and rent and security deposit payable under any assignment or sublease, and any other information Lessor deems relevant. Lessor shall have the right (a) to withhold consent, if reasonable; (b) to grant consent; or (c) if the transfer is a sublease of the premises or an assignment of this Lease, to terminate this Lease as effective date of such sublease or assignment, in which case Lessor may elect to enter into a direct lease with a proposed assignee or sublessee.

13.  DEFAULTS; REMEDIES.

     13.1 Defaults. The occurrence of any one or more of the following events shall constitute a material default and breach of this lease by
          Lessee:

          (a)  The vacating or abandonment of the Premises by Less.

          (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three days after written notice thereof from Lessor to Lessee.

          (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of 30 days after written notice hereof from Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than 30 days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said 30 day period and thereafter diligently prosecutes such cure to completion.

          (d) (i) The making by Lessee of any general assignment, or general arrangement for the benefit of creditors; (ii) the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, here possession not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within 30 days.

     13.2 Remedies. In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy, which Lessor may have by reason of such default or breach:

          a) Terminate Lessee's right to possession of the Premises by any lawful means, in which Case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to Article 15 applicable to the unexpired term the Premises, Lessor shall have the option of
               (I) retaking possession of the Premises and recovering from Lessee the amount specified in this Paragraph 13.2(a),or (II) proceeding under Paragraph 13.2(b).

          b) Maintain Lessee's right to possession in which case this lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's right and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

          c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the State of California.

     13.3 Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently prosecutes the same to completion.

     13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, Lessee shall pay to Lessor a late charge equal to 10% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding any other provision of this Lease to the contrary.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the floor area of the improvements on the premises, or more than 25% of the land area of the Premises which is not occupied by any improvements, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten
     (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession . If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area has taken bears to the total floor area of the building situated on the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall, to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefore by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15.  GENERAL PROVISIONS.

     15.1 Estoppel Certificate.

          a) Lessee shall at any time upon not less than ten (10) days' prior written notice from Lessor execute acknowledge and deliver to Lessor a statement in writing (I) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and
               (II) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

          b) Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee (I) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (II) that there are no uncured defaults in Lessor's performance, and (III) that not more than one month's rent has been paid in advance.

          c) If Lessor desires to finance or refinance the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender designated by Lessor such financial statement of Lessee as may be reasonably required by such lender. Such statements shall include the past three years" financial statements of Lessee. All such financial statements shall be received by Lessor in confidence and shall be used only for the purposes herein set forth.

     15.2 Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners at\the time in question of the fee title or a lessee's interest in a ground lease of the Premises, and except as expressed provided in Paragraph 15, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

     15.3 Severability. The invalidity of any provision of the Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

     15.4 Interest on Past-due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at 10% per annum from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease.

     15.5 Time of Essence. Time is of the essence.

     15.6 Captions. Article and Paragraph captions are not a part hereof.

     15.7 Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification.

     15.8 Notices. Any notice required or permitted to be given hereunder shall be in writing and may be served personally or by regular mail, addresses to Lessor and Lessee respectively at the address set for the after their signatures at the end of this Lease.

     15.9 Waivers. No Waiver by Lessor of any provision hereof shall be deemed a waiver of any on any other provision. Lessor's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

     15.10 Recording. Lessee shall not record this Lease without Lessor's prior written consent, and such recordation shall, at the option of Lessor, constitute a non-curable default of Lessee hereunder. Either party shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

     15.11 Holding over. Lessee shall vacate the Premises upon the expiration or earlier termination of this Lease. Lessee shall reimburse Lessor for and indemnity Lessor against all damages incurred by Lessor from any delay by Lessee in vacating the Premises. If Lessee does not vacate the Premises upon the expiration or earlier termination of the Lease, and Lessor thereafter accepts rend from Lessee, Lessee's occupancy of the Premises shall be "month-to-month " tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy, except that the rent shall be increased by twenty percent (20%).

     15.12 Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

     15.13 Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

     15.14 Binding effect; Choice of Law. Subject to any provisions hereof restricting assignment of subletting by Lessee and subject to the provisions of Paragraph 15.2, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the state of California.

     15.15 Subordination.

          a) This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions of thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgages, trust or ground lessor shall elect to have this Lease prior to the lien of it's mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

          b) Lessee agrees to execute any document required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, and failing to do so within ten (10) days after written demand, does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney in fact and in Lessee's name, place and stead, to do so.

     15.16 Attorney's Fees. If either party or the broker named herein brings an action to enforce the terms hereof to declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court. The provisions of this paragraph shall insure to the benefit of the broker named herein who seeks to enforce a right hereunder.

     15.17 Lessor's Access. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, or lenders, and making such alterations, repair, improvements or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Lessee.

     15.18 Signs and Auctions. Lessee shall not place any sign upon the Premises or conduct any auction thereon without Lessor's prior written consent.

     15.19 Merger. The voluntary or other surrender of the Lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor or any or all of subtenancies.

     15.20 Corporate Authority. If Lessee is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duty authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Lessee is a corporation Lessee shall, within thirty (30) days after execution of this Lease, deliver to lessor a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

     15.21 Storage. Lessee shall perform all work within the building; Lessee shall permit no outside storage.

     15.22 Multiple Tenant Buildings Rules. If the Premises are a part of a large building or group of buildings, Lessee shall comply with Lessor's rules and regulations, now or hereafter established by Lessor, respecting the management, care and safety of the common areas of such buildings and grounds, including parking areas, landscaped areas, walkways and other facilities provided for the common use and convenience of other occupants. Notice of such rules and regulations will be posted or given to Lessee from time to time.

     15.23 Hazardous Materials. Lessee shall not without prior written permission of Lessor bring or allow hazardous or toxic materials on Premises, allow the Premises to be identified as a site for the use, processing or disposal of said materials, or install on Premises any above or below ground storage tanks. Notwithstanding the foregoing, Lessee may without prior written permission of Lessor keep and use ordinary and customary materials reasonably required to be sued by Lessee incidental to Lessee's normal course of business so long as such use does not require permits or permissions of any governmental authority, is in full compliance with all applicable law, and does not expose persons, the Premises or neighboring properties to meaningful risk of injury, contamination, or damage, or expose Lessor to any liability therefore. If hazardous or toxic material activity related to Lessee's occupancy of the Premises, whether or not permitted by Lessor or by law, results in injury, contamination, or damage to persons or the Premises or liability to Lessor (a " Hazardous Event"), Lessee shall at Lessee's sole cost and expense take all actions necessary, subject to Lessor's prior approval, to protect persons, the Premises and Lessor, and to restore the Premises to their condition prior to their condition prior to the Hazardous Event. Lessor reserves the right subsequent to the Hazardous Event to take such actions at Lessee's sole cost and expense, which Lessor in Lessor's sole discretion deems necessary or convenient to protect persons, the Premises, and Lessor, any such actions or failure to act shall not subject Lessor to any liability or release Lessee of Liability or responsibility hereunder or at law. Lessee shall indemnify, defend, and hold harmless Lessor, its officers, agents, employees, lenders, mortgagees, and ground Lessors from any and all costs, expenses, losses, actions, suits, claims, permits, attorneys and consultants fees, loss of rents, diminution in value, judgments, sentences, penalties, takings, and any other liability whatsoever in connection with or related to a Hazardous Event. Lessee's covenants, warranties and indemnities contained herein shall expressly survive the expiration or earlier termination of the Lease.

     15.24 Lessee has inspected the Premises and agrees to accept it in its existing condition.

     15.25 Lessee is aware of and shall obtain at Lessee's sole cost and expense a City of Industry Use Permit and comply with requirements of the Los Angeles County Fire Department.

     This Lease has been filled in for submission to your attorney for approval. No representation or recommendation is made by the Lessor, the real estate broker or any agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Lease or the transaction relating thereto. Lessee represents and acknowledges that Lessee has made its own independent investigation and sought its own independent council regarding this Lease and the transaction relating thereto.

     Executed at       WALNUT, CA                         WILLIAM K. VOGEL

     On                January 7, 2000

     Address           300 PASEO TESORO               By /S/  William K. Vogal
                       WALNUT, CA 91789                  -----------------------
                       (909) 598-7065                    William K. Vogel, Owner
                                                         "LESSOR"

     Executed at       WALNUT, CA
                                                 AMERICAN TOP REAL ESTATE CO.,
     On                January 7, 2000           INC. AND DIAMOND ENTERTAINMENT

     Address           16200 CARMENITA ROAD
                       CERRITOS, CA 90703-2213        By  /S/  James Lu
                       (562) 921-3999                     ----------------------
                       FIN 33-0342554
                                                          James Lu, President
                                                          "LESSOR"